UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 30, 2005

Micrus Endovascular Corporation
(Exact name of registrant as specified in its charter)
000-51323
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation)	93-3409596 (I.R.S. Employer Identification No.)
610 Palomar Avenue
Sunnyvale, California 94085
(Address of principal executive offices, with zip code)
(408) 830-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission contain or may contain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or Registrant’s future financial performance. In some cases, forward-looking statements can be identified by terminology such as “may”, “will”, “should”, “intends”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential”, or “continue”, or the negative of these terms or other comparable terminology. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
     Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements with actual results.
Item 1.01 Entry into a Material Definitive Agreement.
     On September 30, 2005, Micrus Endovascular Corporation (the “Company”), entered into a Distribution Agreement (the “Distribution Agreement”) with Goodman CO., LTD. (“Distributor”) pursuant to which Distributor shall serve as the Company’s exclusive distributor of implantable and disposable medical devices used in the treatment of cerebral vascular diseases in the country of Japan. Pursuant to the Distribution Agreement, Distributor will promote and market such products in Japan and will purchase a minimum of $27.5 million of such products over the five year term of the agreement, ranging from $2.0 million during the fiscal year ending March 31, 2006 to $9.0 million during the fiscal year ending March 31, 2010. The Company will supply Distributor with its requirements for such products and has granted Distributor a license to use certain of the Company’s trademarks in connection with Distributor’s sale and distribution of such products in Japan. The initial term of the Distribution Agreement is five years, subject to the right of the parties to terminate earlier based upon the occurrence of certain events, and automatically renews for successive one year periods unless otherwise determined by either party. In connection with the Distribution Agreement, Distributor paid the Company an up-front cash payment of $750,000.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit	Description
99.1	Press Release dated September 30, 2005, titled “Micrus Endovascular Signs Distribution Agreement to Enter Japanese Market”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRUS ENDOVASCULAR CORPORATION
Date: October 5, 2005	By:	/s/ Robert A. Stern
		Name:	Robert A. Stern
		Title:	Executive Vice President, Chief Financial Officer, and Secretary

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release dated September 30, 2005, titled “Micrus Endovascular Signs Distribution Agreement to Enter Japanese Market”